Prospectus supplement dated March 26, 2021
to the following prospectus(es):
BOA CVUL Future (NWL) and BAE Future Corporate FPVUL prospectuses dated May 1, 2020
Next Generation Corporate VUL prospectus dated May 1, 2019
BOA Advisor Variable Annuity prospectus dated May 1, 2014
BOA CVUL Future (NLAIC) and BOA CVUL (NLAIC) prospectuses dated May 1, 2008
Options VL (NLAIC) prospectus dated May 1, 2002
Special Product (NLIC), Survivor Options VL (NLAIC) and Survivor Options Plus (NLIC) prospectuses dated May 1, 2000
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
At meetings held on November 30 – December 1, 2021, the Board of Trustees of Invesco Funds (the "Board"), approved the merger of the Invesco V.I. Value Opportunities Fund (the "Value Target Fund") into the Invesco V.I. American Value Fund, respectively (the "American Value Surviving Fund"). Subject to shareholder approval, the merger will be effective on or about April 30, 2021 (the "Effective Date").
As of the Effective Date, the following changes apply to the contract:
•	the Value Target Fund will no longer be available to receive transfers or new purchase payments;
•	the Value Target Fund will transfer all or substantially all of its assets to the American Value Surviving Fund in exchange for shares of the American Value Surviving Fund; and
•	the American Value Surviving Fund will assume all liabilities of the Value Target Fund.
Accordingly, the following changes apply to the prospectus:
(1)	Appendix A: Underlying Mutual Funds is amended to add the following:
Invesco – Invesco V.I. American Value Fund: Series I Shares
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	Seeks long term capital appreciation.
(2)	All references in the prospectus to the Target Funds are deleted and replaced with the corresponding Surviving Fund.
PROS-0447
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